Exhibit 99.49

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-K

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 10/17/2005


Blended Coupon 4.8938%


Excess Protection Level
3 Month Average   7.55%
May, 2001   7.17%
April, 2001   7.84%
March, 2001   7.66%


Cash Yield19.68%


Investor Charge Offs 5.45%


Base Rate 7.06%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,958,014,468.94